UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-7564	13-5034940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Liberty Street, New York, New York	10281
(Address of principal executive offices)	(ZIP CODE)

Registrant's telephone number, including area code: (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          EXHIBIT INDEX

Exhibit No.    Description

99.1         Press Release, dated December 7, 2007.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 7, 2007, Dow Jones & Company, Inc. (“Dow Jones”) announced that L. Gordon Crovitz, Publisher of The Wall Street Journal, Executive Vice President of Dow Jones and President of its Consumer Media Group, will resign at the close of the acquisition of Dow Jones by News Corporation.  The Company also announced that Joseph A. Stern, Executive Vice President, General Counsel, Corporate Secretary, and member of the Dow Jones Board of Directors, will be leaving these positions following the close of the acquisition but will remain with the company through March 31, 2008 to assist in the transition.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

     99.1        Press Release, dated December 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated: December 7, 2007	By:	/s/ Robert Perrine
Robert Perrine
Chief Accounting Officer and Controller